REIT WEEK: 2013 NAREIT Investor Forum June 5-6, 2013 Exhibit 99.1

40 YEARS
1972-2012
INDIANAPOLIS
PHILLIP R. DUKE & ASSOCIATES FORMED
1972
CINCINNATI
1977
NASHVILLE
1985
COLUMBUS
1989
DUKE REALTY INVESTMENTS, INC. GOES PUBLIC
1993
CLEVELAND
ST. LOUIS
1995
CHICAGO
MINNEAPOLIS
25 YEARS
1997
DALLAS
RALEIGH
CENTRAL FLORIDA
ATLANTA
SOUTH FLORIDA
ACQUISITION OF WEEKS CORPORATION
1999
Duke
REALTY CORPORATION
2001
PHOENIX
HOUSTON
2005
WASHINGTON DC
SAVANNAH
2006
MEDICAL OFFICE
ACQUISITION OF BREMNER HEALTHCARE
2007
SOUTHERN CALIFORNIA
SOUTH FLORIDA
2011
NORTHERN CALIFORNIA
Duke
REALTY
40 YEARS
2012

©

2013 Duke Realty Corporation 2 40 Years Timeline RELIABLE. ANSWERS.

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

©

2013 Duke Realty Corporation 3 Three-Pronged Strategy for Success Strategies for delivering shareholder value RELIABLE. ANSWERS.

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Strategic Focus
2013 Goals and Objectives 2013 Update
•
Lease-up portfolio, manage cap ex; continue
positive same property income growth
•
Focus on rent growth to continue to drive same
property NOI growth
•
Development starts of $400 to $500 million focus
on industrial and medical office
•
Total portfolio occupancy as of quarter end 91.8%; industrial portfolio at 93.1%; medical office at 92.4%
•
Approximately 6.4 million square feet of leases completed in Q1
•
2.6% same property NOI growth
•
$139MM development starts. Two bulk industrial projects 74%
leased (at 8.6% yield), four 100% leased medical office (7.9% yield)
and one 100% leased office (7.7% yield)
•
Continue strong momentum from 2012 on
repositioning of portfolio
•
Pursue acquisitions of industrial assets
•
Continue pruning suburban office primarily in
Midwest
•
Closed on $30MM of acquisitions during the quarter, weighted 26%
industrial and 74% medical;  In May, closed on $312MM acquisition of eight, class A bulk industrial facilities (“USAA”)
•
$223MM in dispositions of primarily suburban office assets in Q1
•
Disposed of Pembroke Pines retail center in May for $188 million
•
Opportunistically access capital markets . . .
push out debt maturity schedule further
•
Continue improving coverage ratios
•
Maintain minimal balance on line of credit
•
Debt to EBITDA @ 7.25x; Fixed charge ratio of 1.86x, improved from prior year
•
Issued $572MM of equity at a $14.25 share price
•
Issued $250MM of senior notes at a 3.625% coupon maturing 2023
•
Redeemed $178MM of 8.375% Series O Preferred shares
•
Zero credit facility balance and $307MM of cash at quarter end
•
Closed on a $250MM 5 year term loan at LIBOR+1.35% in May
4
Solid start and executing across all three aspects of our strategy
Operations
Strategy
Asset
Strategy
Asset
Strategy
Capital
Strategy

2013 Duke Realty Corporation OPERATIONS STRATEGY 5

2013 Duke Realty Corporation
Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical occupancy – fundamentals solid
Lease Renewals (%)
Strong lease renewal percentages
Total occupancy In-service occupancy
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 11%
88%
89%
87%
91%
91%
89%
89%
87%
6
OPERATIONS STRATEGY
93%
72%
79%
77%
69%
83%
21.4
22.7
25.9
24.5
29.3
92% 92%
2008 2009 2010 2011 2012 Q1 2013
92%
49%
2008 2009 2010 2011 2012 Q1 2013
6.4
2008 2009 2010 2011 2012 Q1 2013
7%
10% 10%
11% 11%
10%
8%
33%
2013 2014 2015 2016 2017 2018 2019 2020+
Demonstrated ability to maintain consistency through economic cycles

2013 Duke Realty Corporation
1.
2.
3.
Notes
Sources    SNL and company filings
Duke Realty
Suburban Office Peers
(2)
Industrial Peers (3)
Consistent NOI Growth Outperformance
Relative Performance vs. Peers
OPERATIONS STRATEGY
7
1.4%
(0.3%)
(0.8%)
2.5%
1.0%
2.0%
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
5-Year Avg. 1-Year Avg.
Annual Same-Store
NOI Growth (1)
Based on simple average of calendar year-over-year annual same-property cash NOI growth.  Five year analysis measures 2008 - 2012
Suburban Office Peers include BDN, CLI, HIW, OFC and LRY; weighted by historical market cap
Industrial includes DCT, EGP, FR, AMB and PLD; weighted by historical market cap

2013 Duke Realty Corporation
8
Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease-Up
existing
vacancy
In-service Portfolio occupancy of 92.1%
Strong leasing pipeline
Demonstrated track record of 65-85% tenant renewal rate over past 6 full years
Accretive
Development
Current development pipeline of $621 million (3.4MM SF of industrial, 1.0MM SF of medical office and 0.7MM SF of suburban office, currently 83% pre-leased)
2013 estimated development starts of $400 to $500 million
High quality land bank to facilitate future development
Continued Asset
Repositioning
Acquisitions of primarily core and value-add bulk industrial, located in strategic distribution markets, leased to high quality tenants with contractual lease escalators
Dispositions focused on more capital intensive suburban office mainly in the Midwest, retail, and select older medical and industrial/flex assets
Asset recycling has been AFFO neutral to positive, while extending average lease duration, lowering cash flow volatility, improving tenant credit and improving overall quality of portfolio
Increase Rents
\ Reduced
Capex
Rent roll downs burning off and positive same property NOI performance
Forecasts of industrial market wide average annual rent growth of 2.7%
*
from 2014-17
* Rent forecasts a composite of PPR and Green Street
OPERATIONS STRATEGY

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Development Strategic Advantages
Development platform creates value
9
Duke Realty 40 years of experience in development
Recognized as one of the leading commercial developers nationally
Land bank in strategic locations that can support approximately 55 million square feet of development is a significant value advantage
Capital deployed in development can generate 75 to 150 basis points of premium yield over comparable acquisition yields
Risk management policies in place to govern maximum
development pipeline size and speculative development starts

2013 Duke Realty Corporation
10
Land and Development Capabilities
OPERATIONS STRATEGY
$549
million
HELD FOR
DEVELOPMENT
Attractive positions contribute to future development and value
• Strategically located in key distribution markets and
vibrant commercial corridors
• Cost feasibility and development strategies
completed for all land investments; Land fully zoned
for intended use
• Land bank can support approximately 55 million
square feet of future development
o
46.6 million square feet of future industrial
development in key distribution markets
o
8.0 million square feet of future office development
land primarily for build-to-suit
• Monetizing land bank supports strong development
yield premiums and accelerates further
improvement in credit profile
• Sales of $76 million since 2009 have resulted in an
approximate 5% gain over impaired basis
Office 36%
Industrial
64%

RELIABLE. ANSWERS.
2013 Duke Realty Corporation 11
Historical Development Starts
National Development Platform Providing Solid Growth
Stabilized
Costs in
$millions
Original Pre-lease %:  39% 87% 88% 97% 77% 81%
Current Lease %:  91% 90% 99% 97% 80% 81%
Stabilized Yield:  8.2% 8.5% 8.9% 7.5% 7.3% 8.0%
$373
$236
$130
$202
$519
$138
Current development pipeline of 5.1 million square feet, $621 million in stabilized costs, 83%
pre-leased at a weighted average stabilized yield of 7.5%
84
16
74
19
302
40
188
220
56
120
194
59
101
63
23
39
0
100
200
300
400
500
2008 2009 2010 2011 2012 2013 YTD
Office
Medical
Industrial

2013 Duke Realty Corporation
Chicago Industrial
Select 2012 Industrial Development Starts
12
Columbus Industrial
•
OPERATIONS STRATEGY
Southern California Industrial
Atlanta Industrial
Greater Seattle Bulk Industrial
Delaware Industrial
• Regional distribution center build-to-suit in greater
Seattle for internet retailer
• 1,016,000 square feet
• 15 year lease term
• Yusen Logistics build-to-suit
• O’Hare submarket on 26 acre brownfield  redevelopment
• 230,000 square feet
• 12 year lease term
•
Regional distribution center build-to-
suit in Delaware for internet retailer
• 1,015,000 square feet
• 12 year lease term
• Speculative development on Duke Realty land
in Chino, CA
• Inland Empire West submarket
• 421,000 square feet
• Kuehne & Nagel build-to-suit on Duke Realty land at  Camp
Creek
• South Atlanta submarket near Hartsfield Airport
• 211,000 square feet
• 10 year lease term
• Restoration Hardware expansion for Eastern
U.S. Distribution Operations
• West Jefferson submarket on 19 acres of
our land
• 418,000 square feet, as an addition to
existing 805,000 square feet
• 15 year lease term

2013 Duke Realty Corporation
2013 YTD Development Starts
13
OPERATIONS STRATEGY
Nashville Industrial
Dallas Medical Office
Dallas Office
Houston Industrial
Waco Medical Office
•
•
•
• Regional distribution center build-to-suit for
Starbucks
• 680,000 square feet
• 7.5 year lease term
• Three Baylor Emergency (ER) facilities in Metro Dallas
(cities of Rockwell, Murphy and Burleson)
• 114,000 total square feet
• $15 million project cost each ($45 million total)
• Build-to-suit on Duke Realty land
• 200,000 square feet
• 16 year lease term
Scott & White Healthcare
37,000 square feet
15 year term
•
•
•
Speculative development on Duke Realty
land
Airport submarket
240,000 square feet

2013 Duke Realty Corporation ASSET STRATEGY 14

2013 Duke Realty Corporation
1Q 2013
YE
2013
15
Asset Strategy
BY PRODUCT
2009
BY GEOGRAPHY
ASSET STRATEGY
2009
YE
2013
Southeast
22%
Southeast
1Q 2013
Southeast
21%
Office
56%
Retail
3%
Industrial
36%
Medical
Office
5%
Office
27%
Retail
3%
Industrial
54%
Medical
Office
16%
Office
25%
Industrial
60%
Medical
Office
15%
Midwest
55%
East
12%
South
10%
West
1%
Note:  Figures represents share of quarterly net operating income
Midwest
46%
East 11%
South  18%
West 4%
Midwest
40%
21%
East
14%
South
17%
West
8%

2013 Duke Realty Corporation
16
New, High Quality Portfolio with Long-term Leases
ASSET STRATEGY
Premier portfolio of assets
Portfolio average
Bulk
Industrial
Suburban Office Medical Office
Property age 11.3 years 15.0 years 6.7 years
Property size 230,000 SF 114,000 SF 78,000 SF
Lease term 7.2 years 6.8 years 11.3 years
Tenant size 80,000 SF 11,000 SF 9,000 SF

2013 Duke Realty Corporation
17
Premier Quality Industrial Portfolio
ASSET STRATEGY
Focus on modern bulk warehouse
with strong performance characteristics
<100,000 100,000-500,000 >500,000
Percentage Total Square Feet 9% 55% 36%
Building Square Footage
(000's)
10,000            61,000               40,000
Number of Buildings
151                 278                     53
Average Tenant Size
22,000            88,000               482,000
Occupancy
90.3% 93.0% 95.3%
Building Size
Portfolio Metric
(As of March 31, 2013)

2013 Duke Realty Corporation
18
2013 Notable Dispositions
Solid Momentum on Executing Disposition Strategy
Raleigh, NC
Sale of 50% joint venture at $98.3 million
sales price (building valuation $328/SF)
300,000 square feet
95% leased
Chambers Street Portfolio
ASSET STRATEGY
•
CapTrust Tower
•
•
•
17 primarily office and flex properties located across FL,
OH, MN, TX, AZ and NC
Sale of 20% joint venture interest to partner for $98.6
million sales price ($149/SF Office; $79/SF Industrial)
3.3 million square feet
98% leased
•
•
•
•

2013 Duke Realty Corporation 19
Pembroke Pines Retail Disposition
Pembroke Gardens
Lifestyle Center
INTERSTATE-75 / 136,000 VPD
Pembroke Pines, FL, on
Interstate 75
391,000 square feet, 90%
leased
$188 million sales proceeds
($480/SF)
Proceeds strategically recycled
into high quality industrial
portfolio
•
•
•
•
ASSET STRATEGY
Successful development, lease-up and gain on sale of non-core asset

2013 Duke Realty Corporation
Consistent with long-term asset strategy, this transaction is an opportunity to buy a portfolio of 100% modern, class A bulk assets in major distribution markets
8 facilities, 4.9 million square feet, seven markets
$312 million purchase price, or ~$66/SF, $99 million of assumed debt.  Closed in
May 2013.
100% leased to 10 tenants
90% in Duke Realty target markets . . . California, Pennsylvania, New Jersey and
Houston
The portfolio is representative of our existing portfolio and superior to most acquisition opportunities:
– Average age of 8 years
– Average building size of 608,000 sf
– Minimum clear height of 30’ with 7 assets 32’+
– All assets are cross docked
Exceptional portfolio of Class A assets
20
ASSET STRATEGY
Transaction executed at attractive pricing
USAA Portfolio Industrial Acquisition

2013 Duke Realty Corporation 21
ASSET STRATEGY
USAA Portfolio Acquisition
Strategic capital recycling into high quality bulk industrial portfolio
Home Depot Deployment
Center
Central Valley, CA
660,000 SF, 100% leased
JoAnne Stores
Central Valley, CA
635,000 SF, 100% leased
Redlands Commerce
Center
Inland Empire East
575,000 SF, 100% leased
Lakeview Commerce Center
St. Louis, MO
540,000 SF, 100% leased
Kimberly-Clark Regional DC
Kansas City, KS
447,000 SF, 100% leased
Interport Building I
Houston, TX
600,000 SF, 100% leased
1130 Commerce Blvd
Southern NJ
386,000 SF, 100% leased
Sears Distribution Center
Northeast PA
1,026,000 SF, 100% leased

~35 miles
CRATE AND BARREL
Half Acre Rd
Jamesburg, NJ 08831
Perth Amboy
Somerset
SOMERSET
Sayreville
North Brunswick
Kendall Park
MIDDLESEX
Jamesburg
Robertsville
Plainsboro
Princeton
Lambertville
Plumsteadville
Solebury
Buckingham
Lawrenceville
BUCKS
NEW JERSEY
MERCER
Ewing
Trenton
Hamilton Square
Newtown
Morrisville
Richboro
Horsham
Churchville
Fairless Hills
White Horse
Groveville
PENNSYLVANIA
Levittown
Bordentown
Bensalem
Croydon
Bristol
Roebling
Burlington
Chesterfield
Lakewood
Cheltenham
Edgewater Park
Willingboro
Wrightstown
Fort Dix
Leisure Village
Holiday City
Lakehurst
Palmyra
Township of Delran
Mount Holly
Pleasant Plains
Cinnaminson
Lumberton
Country Lake
Philadelphia
Hillsdale
Holmdel
Colts Neck

©

2013 Duke Realty Corporation
2 facilities totaling 950,000 SF
9 years old, 100% leased to
Crate & Barrel
Located in Cranbury, NJ, just off
I-95, equidistant to Philadelphia
and New York City, a key
distribution market in the
Eastern U.S.
One of three distribution
locations for Crate & Barrel, with
Duke Realty owning/managing
another location in Naperville, IL
$75 million purchase price, or
~$79/SF.  Closed in April 2013
22
Central New Jersey Industrial Acquisition
ASSET STRATEGY
Duke Realty enters key distribution market in Eastern U.S.
Port of Newark
Container Terminal

2013 Duke Realty Corporation
23
Midwest Office Portfolio being Marketed
Continue Pruning Midwest Suburban Office According to Plan
ASSET STRATEGY
• 17 Class A buildings, 2.3 million square feet, average age of 16 years
• Cincinnati, Cleveland and St. Louis markets
• 91.8% leased

2013 Duke Realty Corporation 24 MEDICAL OFFICE STRATEGY

Billions
1960
1970
1980
1990
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Number of Persons 65+

■

©

2013 Duke Realty Corporation 25
Healthcare Trends
The nation’s largest industry
• More than 17% of GDP; predicted to exceed 23% by 2020
• U.S. population 65+ expected to approach 90 million by 2050
• Aging population driving increase in healthcare expenditures
MEDICAL OFFICE STRATEGY
Annual Healthcare
Expenditures
Source: U.S. Bureau of the Census
Population Age 65+: 1960-2050
Source: U.S. Bureau of the Census
Age 65-74 Age 75-84 Age 85+
Growing healthcare expenditures and demographics
should drive long term MOB demand
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
0
10,000,000
20,000,000
30,000,000
40,000,000
50,000,000
60,000,000
70,000,000
80,000,000
90,000,000
100,000,000
1960 1970 1980 1990 2000 2010 2020 2030 2040 2050

© 2013 Duke Realty Corporation
26
Healthcare Trends
MEDICAL OFFICE STRATEGY
Projected U.S. Residents with Insurance in 2021
Source: U.S. Bureau of the Census and U.S. Center for Disease Control and Prevention
Inpatient and Outpatient Trends
Source: Avalere Health, American Hospital Association
Annual Survey, U.S. Census Bureau
Inpatient Days Outpatient Visits
Affordable Care Act should further improve trend for demand for lowest-cost setting outpatient facilities such as Medical Office
223M
+253M
205
210
215
220
225
230
235
240
245
250
255
260
Before ACA After ACA
0
500
1,000
1,500
2,000
2,500
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010
Affordable Care Act
People insured expected to increase by 30 to 50 million – increased demand for care
Number of physicians will increase – growing MOB space demand
Patient care shifting to more cost-efficient MOB settings with higher acuity of services
•
Reduced reimbursements will make real estate efficiency a priority – larger deals and floor plates
Healthcare system consolidation and physician employment by hospitals escalating – growing MOB demand and improving tenant credit
•
•
•
•

2013 Duke Realty Corporation
Our Plan
Existing healthcare assets     $1.5 Billion
New developments projected $200 Million
in 2013
92.4% leased at March 31, 2013 . . .
projected to increase in 2013
Recycle selected non-strategic assets and
recognize value created
Our Focus
Virtually all assets are on campus or affiliated with
a major health system
Goal: Grow Medical Office Primarily through Development
27
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation
28
In-Service
Under
Development
Total
Properties 70 13 83
Investment $ $1.2 B $290 M $1.5 B
Square Feet 5.5 M 1.0 M 6.5 M
Leased Occupancy 91% 100% 92%
Medical Office Portfolio at March 31, 2013
MEDICAL OFFICE STRATEGY
Portfolio investment
by product type
MOB
On-Campus
MOB
Off-Campus
Specialty
Hospital
19%
5%
76% Regional
National
Portfolio investment by
hospital system
Local
35%
47%
18%

© 2013 Duke Realty Corporation
29
Healthcare Development Pipeline
MEDICAL OFFICE STRATEGY
Department of Veterans Affairs
Tampa, FL
117,000 SF, 100% pre-leased
Scott and White Healthcare
Marble Falls, TX
67,000 SF, 100% pre-leased
Wishard Health
Indianapolis, IN
274,000 SF, 100% pre-leased
Scott & White Healthcare
College Station, TX
119,000 SF, 100% pre-leased
Centerre / Community Health
Indianapolis, IN
60,000 SF, 100% pre-leased
Northside Hospital Orthopedic Clinic
Atlanta, GA
101,000  SF, 100% pre-leased
Scott & White Healthcare
Temple, TX
78,000 SF, 100% pre-leased
Baylor Healthcare (4 Facilities)
Dallas, TX
38,000 square feet each (152,000 total
square feet), 100% pre-leased
Scott & White Healthcare
Waco, TX
35,000 SF, 100% pre-leased

© 2013 Duke Realty Corporation 30
1%
3%
1%
4% 4%
8%
5%
0%
2%
4%
6%
8%
10%
2013 2014 2015 2016 2017 2018 2019
Lease Expirations (% of In-Service Sq. Ft.)
High credit tenants and limited lease maturity result in
stable and growing cash flow
Top Health System Relationships
Health System
Credit Rating
(Moody's)
Rentable SF
Ascension Health Aa1 510,000
Baylor Health Care System Aa2 450,000
Scott & White Healthcare A1 438,000
Harbin Clinic Unrated 313,000
Franciscan Alliance, Inc. Aa3 288,000
Health & Hospital Corp Marion
County (Wishard)
Aa1 274,000
Trinity Health Aa2 259,000
Catholic Health Initiatives Aa2 250,000
Veterans Administration Aaa 224,000
Northside Hospital Unrated 210,000
MEDICAL OFFICE STRATEGY
As of 3/31/13

2013 Duke Realty Corporation
Strategic Benefits to Duke Realty
Medical office solid NOI growth and lower volatility
31
• NOI growth with long term leases averaging over 11 years with very high tenant retention
o
Typical lease includes 2-3% annual net rent escalators with
expenses passed through
• Strong credit tenants with over 95% of the portfolio leased to, or affiliated with major hospital systems (a majority credit-rated A or AA)
• The newest portfolio in REIT sector with an average age of 7 years
• Total portfolio occupancy of 92.4%
• Medical office development starts solid with approximately $200 million projected for 2013, majority 100% leased
• Growth industry, defensive asset class
• Capital markets liquidity benefits and G&A synergies
MEDICAL OFFICE STRATEGY

2013 Duke Realty Corporation CAPITAL STRATEGY AND 2013 GUIDANCE 32

2013 Duke Realty Corporation
Capital Strategy Focus
33
Reducing leverage
Increasing coverage ratios
Maintaining size and quality of unencumbered asset base
Executing portfolio repositioning in alignment with capital strategy objectives
Further improve balance sheet strength and ratings
CAPITAL STRATEGY
1
2
3
4

2013 Duke Realty Corporation
• Investment grade rated debt for over 16 years
• Proven access to multiple capital sources
• Available line of credit - $850 million capacity
• Conservative AFFO payout ratio (74%)
34
Key Capital Metrics & Goals
2010
Actual
2012
Actual
Q1
2013 Goal
Debt to Gross Assets 46.3% 49.7% 47.6% 45.0%
Debt + Preferred to
Gross Assets
55.5% 56.1% 52.1% 50.0%
Fixed Charge
Coverage Ratio
1.79 : 1 1.81 : 1 1.86 : 1 2.00 : 1
Debt + Preferred /
EBITDA
8.88 9.25 8.04 7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals

2013 Duke Realty Corporation
% Total Return
(1)
:
YTD 2013 FY 2012 FY 2011
DRE
+2.1%
DRE
+20.8%
S&P 400
+16.9%
RMS
+8.7%
Comps
(3)
+28.2%
DRE
+23.9%
Comps
(3)
-6.0%
S&P 500
+16.0%
RMS
+11.0%
S&P 500
+2.1%
S&P 400
+17.9%
S&P 500
+16.6%
S&P 400
-1.7%
RMS
+17.8%
Comps
(3)
+15.4%
Relative Performance of Duke Realty
Notes
1.
2.
3.
35
(2)
RELIABLE. ANSWERS.
DRE stock price as of end of trading 5/29/13,@ $16.85
Total return for comparable companies calculated on a market cap weighted basis
Comparables include PLD, BDN, CLI, DCT, HIW, LRY, FR, OFC, and EGP; PLD and AMB are included historically; figures shown on a market cap weighted basis

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Industrial Average: 19.8x Office Average: 12.9x
15.5x
14.7x
15.8x
25.7x
10.1x
13.4x
17.2x
10.9x
19.3x
17.0x
6.0x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
LRY OFC HIW CLI BDN DRE PLD EGP FR DCT
Industrial Average: 27.9x
Industrial Average: 3.0%
Office Average: 19.1x
Office Average: 4.4%
Office Average: 7.0%
Price / 2013E FFO
Implied Cap Rate
(1)
Dividend Yield
Price / 2013E AFFO
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine; OFC=Corporate Office
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP=Eastgroup
Source: SNL Financial, 5/29/13
(1) Per Wall Street research as of 5/20/13
Duke Realty Valuation Statistics
Duke Realty still undervalued by most levered and NAV metrics
Industrial Average: 5.8%
22.0x
19.2x 19.3x
33.7x
17.8x
19.0x
25.0x 25.0x
17.3x
28.0x
10.0x
15.0x
20.0x
25.0x
30.0x
35.0x
LRY HIW OFC BDN CLI DRE PLD FR EGP DCT
8.5%
6.4%
6.6%
6.7%
6.6%
5.5%
5.4%
5.5%
6.4%
6.7%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
CLI BDN OFC HIW LRY DRE FR DCT PLD EGP
4.6%
1.9%
3.5%
3.7%
4.0% 4.1%
2.7%
4.2%
4.5%
4.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
HIW LRY CLI BDN OFC DRE DCT EGP PLD FR
36

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
ATM Program – Overview
Future Outlook
Recap and
Timeline Usage
Use opportunistically as business warrants;  primarily to fund development with 60% equity;  very cost efficient capital
Integral to growth plans and de-levering goals
• Raised $24.8MM in Q2 at a VWAP of $18.24 to close out second shelf program
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Appropriately funding our business
ATM Timeline
Action
Initial $150MM
Program
Second $200MM
Program
Current $300MM
Program
Implemented Program Feb 11, 2010 May 7, 2012 May 21, 2013
Completed Program Mar 15, 2012 May 15, 2013

2013 Duke Realty Corporation
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2013 2014 2015 2016 2017 and beyond
Unsecured Debt Secured Debt JV Debt
$609
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Liquidity Position
($ in millions)
CAPITAL STRATEGY
Maturity ladder actively managed
$134
$463
$557
$2,973
Debt Maturity and Amortization Schedule
May 31, 2013

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
2013 Range of Estimates
$ in millions
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Leasing actions, capital recycling and development execution drive upside
2013 Range of Estimates
Metrics
2012
Actual
Q1 2013
Actual Pessimistic Optimistic Key Assumptions
Core FFO per share $1.02 $0.26 $1.03 $1.11 - Continued improvement in operating fundamentals
- Development projects
- Growth in asset base from repositioning actitivies
AFFO Payout Ratio 83% 74% 83% 76% - Annual dividend maintained at $0.68 per share
Average Occupancy - In-Service 92.2% 92.6% 92.0% 94.0% - Positive momentum continued, although slower pace
- Expirations only 7% of portfolio
Same Property NOI Growth 2.5% 2.4% 1.0% 4.0% - Occupancy growth slowing
- Slightly improved rental rate assumptions
Building Acquisitions $801 $30 $300 $500 - Remain selective regarding property type and location in alignment with long-term strategy
Building Dispositions $141 $222 $400 $600 - Continue to prune remaining office and retail
Land Sale Proceeds $12 $0.6 $15 $25 - Selling identified non-strategic parcels
- Demand still sluggish, but improving
Development Starts $520 $139 $400 $500 - Comprised mainly of industrial and medical office
- Substantially pre-leased
Service Operations Income $22 $9 $16 $24 - Consistent third party volumes anticipated
General & Administrative expense $44 $13 $43 $37 - Continued efficiency gains

2013 Duke Realty Corporation
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WHY DUKE REALTY?
Quality portfolio improving with asset strategy
Solid balance sheet improving with capital strategy
Unmatched ability to execute on daily operations
Development capabilities in place with existing land bank
Talent and leadership depth to execute
Delivering on what we say we will do
RELIABLE. ANSWERS

RELIABLE. ANSWERS. 2013 Duke Realty Corporation 41 40 Years of Reliability Long-tenured associates in our Indianapolis headquarters commemorated Duke Realty’s 40 th year in business

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Forward-Looking Statement
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-
looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange
Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.
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